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EXHIBIT 10.15

                              ISLAND PACIFIC, INC.

                              IRVINE LEASE SUMMARY

Lease Date:                     July 1, 1995

Landlord:                       The Irvine Company

Address of Landlord:            19900 MacArthur Blvd., Suite190
                                Irvine, CA 92612

Premises:                       Approximately 22,107 square feet

Premises Address:               19800 MacArthur Blvd., Suite 1250
                                Irvine, CA 92612

Term:                           16 Years

Monthly Rent:                   July 1, 2006 - June 30, 2007      $53,057
                                July 1, 2007 - June 30, 2008      $55,268
                                July 1, 2008 - June 30, 2009      $57,478
                                July 1, 2009 - June 30, 2010      $59,689
                                July 1, 2010 - June 30, 2011      $61,900

Estimated Operating Expenses:   $3,900 per month

Tenant's Percentage:            7.49%

Cash Security Deposit:          $15,000